UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

November 21, 2002
Date of Report (Date of earliest event reported

AAMES FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-13660	95-340340
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
350 South Grand Avenue Los Angeles, California		90071
(Address of principal executive offices)		(ZIP Code)
(323) 210-5000
(Registrant's telephone number, including area code)
NA
(Former name or former address, if changed since last report)

Item 5. Other Events.

None

Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

99.1	Presentation from the Registrant's 2002 Annual Meeting.

Item 9 Regulation FD Disclosure

On November 21, 2002 the Registrant held its 2002 Annual Meeting of Stockholders (the "Meeting"). The Registrant intends to make the presentation materials used at the Meeting available to the public through this filing. Reference is made to the presentation materials from the Meeting which contain information meeting the requirements of this Item 9 and are incorporated herein by reference. A copy of the presentation materials are attached to this Form 8-K as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAMES FINANCIAL CORPORATION

By:	/s/ Patrick D. Grosso
Patrick D. Grosso
Assistant Secretary

Dated: November 21, 2002

Index to Exhibits

Exhibit Index

99.1	Presentation from the Registrant's 2002 Annual Meeting.